Total Number of Pages:  5
Exhibit Index on Sequential Page No.:  3


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 13, 1995


ORNDA HEALTHCORP
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-11290                         75-1776092
(Commission File Number)        (IRS Employer Identification No.)

3401 West End Avenue, Nashville, Tennessee     37203
(Address of principal executive office)        (Zip Code)

Registrant's telephone number, including area code:     (615) 383-8599
Item 5.     Other Events.

            The Registrant hereby incorporates by reference the description of the matter set forth in its news release dated December 13, 1995 (such news release being Exhibit 99 attached hereto).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.

            99   Registrant's news release dated December 13, 1995.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORNDA HEALTHCORP

(Signature)
Ronald P. Soltman
Senior Vice President and General Counsel

Date:     December 13, 1995
EXHIBIT INDEX
                                                                    Sequential
                                                                      Page No.

No.       Subject Matter

99        Registrant's new release dated December 13, 1995  . . . . . . . .  4
                                                                    Exhibit 99